INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is entered into as of ________, 2010 (the "Effective Date") by and between The Clorox Company, a Delaware corporation (the "Company"), and ____________ (the "Indemnitee").

RECITALS

     WHEREAS, the Board of Directors has determined that the ability to attract and retain qualified persons as directors is essential and in the best interests of the Company's stockholders and that the Company should act to assure such persons that there shall be adequate certainty of protection through insurance and indemnification against claims and actions against them arising out of their service to and activities on behalf of the Company;

     WHEREAS, the Company has adopted provisions in its Restated Certificate of Incorporation providing for indemnification and advancement of expenses to its directors and officers to the fullest extent authorized by the General Corporation Law of the State of Delaware (the "DGCL"), and the Company wishes to clarify and enhance the rights and obligations of the Company and the Indemnitee with respect to indemnification and advancement of expenses;

     WHEREAS, in order to induce and encourage highly experienced and capable persons such as the Indemnitee to serve and continue to serve as directors of the Company and in any other capacity as the Company may request, and to otherwise provide specific contractual assurances that certain costs, judgments, penalties, fines, liabilities, and expenses incurred by them in their defense of litigation and claims made against them in connection with the good faith performance of their duties to the Company are to be borne by the Company and that they shall receive the maximum protection against such risks and liabilities as may be afforded by applicable law, the Board of Directors of the Company has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

     WHEREAS, the Company desires to have the Indemnitee continue to serve as a director of the Company and in any other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for unpredictable, inappropriate, or unreasonable legal risks and personal liabilities.

     AGREEMENT

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Definitions. For purposes of this Agreement:

          (a) A "Change in Control" means, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries acting in such capacity, or (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the board of directors of the Company and any new director whose election by the board of directors of the Company or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of its assets, or (v) the Company shall file or have filed against it, and such filing shall not be dismissed, any bankruptcy, insolvency or dissolution proceedings, or a trustee, administrator or creditors committee shall be appointed to manage or supervise the affairs of the Company.

          (b) “Corporate Status” means the status of a person who is or was a director (or a member of any committee of a board of directors), officer, employee or agent (including without limitation a manager of a limited liability company) of the Company or any of its subsidiaries, or of any predecessor thereof, or is or was serving at the request of the Company as a director (or a member of any committee of a board of directors), officer, employee or agent (including without limitation a manager of a limited liability company) of another entity, or of any predecessor thereof, including service with respect to an employee benefit plan.

          (c) "Disinterested Director" means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

          (d) "Expenses" include, without limitation, expenses incurred in connection with the prosecution, defense, appeal or settlement of, or service as a witness or other participation in or preparation for, any Proceeding, including attorneys' fees, witness fees and expenses, fees and expenses of accountants, public relations consultants and other advisors, retainers and disbursements and advances thereon, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds, or their equivalents), any other expenses of the types customarily incurred in connection with a Proceeding, and any expenses of establishing a right to indemnification or advancement under Sections 9, 11, 13, and 16 hereof.

          (e) "Independent Counsel" means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent (i) the Company or the Indemnitee in any matter material to either such party (other than a matter in which Independent Counsel performed the same kind of service as it is being engaged to perform under this Agreement) or (ii) any other party to the Proceeding giving rise to a request for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's right to indemnification under this Agreement.

          (f) "Proceeding" means any pending, threatened or completed action, suit, arbitration, alternative dispute mechanism, inquiry, judicial, administrative or legislative hearing, investigation or other proceeding, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative, or other nature.

          (g) “Voting Securities” means any securities of the Company that vote generally in the election of directors.

          (h) References to the Company and its subsidiaries include any corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise that before or after the Effective Date is party to a merger or consolidation with the Company or any such subsidiary or that is a successor to the Company as contemplated by Section 14 (whether or not such successor has executed and delivered the written agreement contemplated by Section 14).

     2. Service by the Indemnitee. The Indemnitee agrees to serve as a director of the Company or one or more of its subsidiaries and in such other capacities as the Indemnitee may serve at the request of the Company from time to time, and by its execution of this Agreement the Company confirms its request that the Indemnitee serve as a director and in such other capacities. The Indemnitee shall be entitled to resign or otherwise terminate such service with immediate effect at any time, and neither such resignation or termination nor the length of such service shall affect the Indemnitee’s rights under this Agreement.

     3. Indemnification and Advancement of Expenses. The Company shall indemnify and hold harmless the Indemnitee, and shall pay to the Indemnitee in advance of the final disposition of any Proceeding in any way connected with, resulting from or relating to the Indemnitee’s Corporate Status all Expenses incurred by or on behalf of the Indemnitee in connection with such Proceeding, to the fullest extent permitted by applicable law in effect on the Effective Date or as amended to increase the scope of permitted indemnification. Without diminishing the scope of the rights provided by this Section, the rights of the Indemnitee to indemnification and advancement of Expenses provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification or advancement of Expenses shall be paid to the Indemnitee in connection with any Proceeding initiated by the Indemnitee other than (i) by way of defense, counterclaim or crossclaim, (ii) a Proceeding to enforce the Indemnitee’s rights under this Agreement or under any applicable law, other agreement, vote of stockholders or Disinterested Directors, provisions of the Certificate of Incorporation or Bylaws of the Company, insurance policy or otherwise, or (iii) an action, suit, or proceeding, or part thereof, that was authorized or ratified by the Board of Directors of the Company.

     4. Action or Proceedings Other than an Action by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding (other than an action by or in the right of the Company) in any way connected with, resulting from or relating to the Indemnitee’s Corporate Status. Pursuant to this Section, the Indemnitee shall be indemnified, to the fullest extent permitted by applicable law in effect on the Effective Date and as amended to increase the scope of permitted indemnification, against all expense, liability, and loss (including judgments, fines, excise and other taxes, assessments, charges, interest or penalties, amounts paid in settlement, and Expenses) incurred by or on behalf of the Indemnitee in connection with such Proceeding.

     5. Indemnity in Proceedings by or in the Right of the Company. Except as limited by Section 3 above, the Indemnitee shall be entitled to the indemnification rights provided in this Section if the Indemnitee was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any Proceeding brought by or in the right of the Company to procure a judgment in its favor in any way connected with, resulting from or relating to the Indemnitee’s Corporate Status. Pursuant to this Section, the Indemnitee shall be indemnified, to the fullest extent permitted by applicable law in effect on the Effective Date and as amended to increase the scope of permitted indemnification, against all expense, liability, and loss (including judgments, fines, excise and other taxes, assessments, charges, interest or penalties, amounts paid in settlement, and Expenses) incurred by or on behalf of the Indemnitee in connection with such Proceeding.

     6. Indemnification for Expenses of Successful Party. Notwithstanding any limitations of Sections 4 and 5 above, to the extent that the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in any Proceeding in any way connected with, resulting from or relating to the Indemnitee’s Corporate Status, or in any claim, issue, or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is otherwise entitled to be indemnified against Expenses, the Indemnitee shall be indemnified against all Expenses incurred by or on behalf of the Indemnitee in connection therewith.

     7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expense, liability, and loss (including judgments, fines, excise and other taxes, assessments, charges, interest or penalties, amounts paid in settlement, and Expenses) incurred by or on behalf of the Indemnitee in connection with any Proceeding, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such expense, liability, and loss to which the Indemnitee is entitled.

     8. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the fullest extent permitted by applicable law in effect on the Effective Date and as amended to increase the scope of permitted indemnification, the Indemnitee shall be entitled to indemnification against all Expenses incurred by the Indemnitee or on the Indemnitee's behalf if, in any way connected with, resulting from or relating to the Indemnitee’s Corporate Status, the Indemnitee appears as a witness, is interviewed, produces documents or otherwise incurs Expenses in connection with a Proceeding to which the Indemnitee neither is, nor is threatened to be made, a party.

     9. Determination of Entitlement to Indemnification. To receive indemnification under this Agreement, the Indemnitee shall submit a written request to the Secretary of the Company. Upon receipt by the Secretary of the Company of a written request by the Indemnitee for indemnification pursuant to Sections 4 or 5, the entitlement of the Indemnitee to indemnification, to the extent not otherwise provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) If no Change in Control has occurred, (i) the Board of Directors of the Company by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (ii) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee; or (iv) the stockholders of the Company; or (b) in the event that a Change in Control has occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the Indemnitee. Such Independent Counsel shall be selected by the Board of Directors and approved by the Indemnitee, except that in the event that a Change in Control has occurred, Independent Counsel shall be selected by the Indemnitee. Upon failure of the Board of Directors so to select such Independent Counsel or upon failure of the Indemnitee so to approve (or so to select, in the event a Change in Control has occurred), such Independent Counsel shall be selected upon application to a court of competent jurisdiction. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Company not later than 45 calendar days after receipt by the Secretary of the Company of a written request for indemnification. If the person making such determination shall determine that the Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues, or matters at issue at the time of the determination. The Indemnitee shall use reasonable efforts to provide such documentation or information as is necessary for such determination and is reasonably available to the Indemnitee. In no event shall a determination be required in connection with advancement of Expenses or in connection with indemnification for Expenses incurred as a witness, interviewee or producer of documents or incurred in connection with any Proceeding or portion thereof with respect to which the Indemnitee has been successful on the merits or otherwise.

     10. Presumptions and Effect of Certain Proceedings. The Secretary of the Company shall, promptly upon receipt of the Indemnitee's written request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination as provided in Section 9 that the Indemnitee has made such request for indemnification. Upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption. If the person or persons so empowered to make such determination shall have failed to make the requested determination with respect to indemnification within 90 calendar days after receipt by the Secretary of the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made, and the Indemnitee shall be absolutely entitled to such indemnification. The termination of any Proceeding described in Sections 4 or 5 by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself (a) create a presumption that the Indemnitee did not meet any applicable standard of conduct or (b) otherwise adversely affect the rights of the Indemnitee to indemnification except as may be provided herein.

     11. Remedies of the Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses; Right to Bring Suit. In the event that a determination is made that the Indemnitee is not entitled to indemnification hereunder or if payment is not timely made following a determination of entitlement to indemnification, including a deemed determination, pursuant to Sections 9 and 10, or if an advancement of Expenses is not timely made pursuant to Section 16, the Indemnitee may at any time thereafter bring suit against the Company in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of Expenses. The Company shall not oppose the Indemnitee's right to seek any such adjudication. Further, in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall be entitled to recover such Expenses upon a final judicial decision of a court of competent jurisdiction from which there is no further right to appeal that the Indemnitee is not entitled to be indemnified for such Expenses. Neither the failure of the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the Company (including the Disinterested Directors, a committee of Disinterested Directors, Independent Counsel, or its stockholders) that the Indemnitee has not met any applicable standard of conduct shall create a presumption that the Indemnitee has not met such standard of conduct, or, in the case of such a suit brought by the Indemnitee, be a defense to such suit, and any Proceeding commenced by the Indemnitee challenging an adverse determination shall be de novo with respect to all determinations of fact and law. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of Expenses hereunder, or brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such advancement of Expenses, under this Section 11 or otherwise, shall be on the Company. If a determination is made or deemed to have been made pursuant to the terms of Section 9 or 10 that the Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding, and enforceable. The Company further agrees to stipulate in any court pursuant to this Section 11 that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court shall determine that the Indemnitee is entitled to any indemnification or advancement of Expenses hereunder, the Company shall pay all Expenses incurred by or on behalf of the Indemnitee in connection with such adjudication (including, but not limited to, any appellate proceedings) to the fullest extent permitted by law, and in any suit brought by the Company to recover an advancement of Expenses pursuant to the terms of an undertaking, the Company shall pay all Expenses incurred by or on behalf of the Indemnitee in connection with such suit to the extent the Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of such suit, to the fullest extent permitted by law.

     12. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other right that the Indemnitee may now or hereafter acquire under any applicable law, agreement, vote of stockholders or Disinterested Directors, provisions of the Certificate of Incorporation or Bylaws of the Company, insurance policy or otherwise.

     13. Expenses in Connection with Enforcement or Interpretation of This Agreement, etc. In the event any Proceeding is initiated by the Indemnitee, the Company or any other person to enforce or interpret this Agreement or any rights of the Indemnitee to indemnification or advancement of Expenses (or related obligations of the Indemnitee) under the Company’s Certificate of Incorporation, Bylaws or other organizational agreement or instrument, any other agreement to which the Indemnitee and the Company are party, any vote of stockholders or directors of the Company, the DGCL, any other applicable law or any liability insurance policy, the Company shall indemnify the Indemnitee against Expenses incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such Proceeding to the fullest extent permitted by applicable law in effect on the Effective Date and as amended to increase the scope of permitted indemnification.

     14. Continuation of Indemnity. All agreements and obligations of the Company contained herein shall survive the termination of the Indemnitee’s Corporate Status. This Agreement shall be binding upon all successors and assigns of the Company (including any person or group acquiring 50% or more of the Company’s Voting Securities or any transferee of all or substantially all of its assets and any successor by acquisition, merger, consolidation or operation of law) and shall inure to the benefit of the Indemnitee's heirs, executors, and administrators. The Company shall require and cause any such successor, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement as if it were named as the Company herein.

     15. Notification and Defense of Proceeding. Promptly after receipt by the Indemnitee of notice of any Proceeding, the Indemnitee shall, if a request for indemnification or an advancement of Expenses in respect thereof is to be made against the Company under this Agreement, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve it from any liability that it may have to the Indemnitee. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which the Indemnitee notifies the Company:

          (a) The Company shall be entitled to participate therein at its own expense;

          (b) Except as otherwise provided in this Section 15(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to the Indemnitee under this Agreement for any expenses of counsel subsequently incurred by the Indemnitee in connection with the defense thereof except as otherwise provided below. The Indemnitee shall have the right to employ the Indemnitee's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such Proceeding, or (iii) the Company shall not within 60 calendar days of receipt of notice from the Indemnitee in fact have employed counsel to assume the defense of the Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume (or continue to assume) the defense of any Proceeding (I) brought by or on behalf of the Company, (II) as to which the Indemnitee shall have made the conclusion provided for in (ii) above or (III) after a Change in Control has occurred; and

          (c) The Company will not, without the prior written consent of the Indemnitee, which may be provided or withheld in the Indemnitee’s sole discretion, effect any settlement of any Proceeding against the Indemnitee or which could have been brought against the Indemnitee unless such settlement solely involves the payment of money by persons other than the Indemnitee and includes an unconditional release of the Indemnitee from all liability on any matters that are the subject of such Proceeding and an acknowledgment that the Indemnitee denies all wrongdoing in connection with such matters. The Company shall not be obligated to indemnify the Indemnitee against amounts paid in settlement of a Proceeding against the Indemnitee if such settlement is effected by the Indemnitee without the Company’s prior written consent, which shall not be unreasonably withheld.

     16. Advancement of Expenses. All Expenses incurred by or on behalf of the Indemnitee in connection with any Proceeding in any way connected with, resulting from or relating to the Indemnitee’s Corporate Status shall be paid by the Company in advance of the final disposition of such Proceeding at the request of the Indemnitee. To receive an advancement of Expenses under this Agreement, the Indemnitee shall submit a written request to the Secretary of the Company. Such request shall reasonably evidence the Expenses incurred by or on behalf of the Indemnitee and shall include or be accompanied by an undertaking, by or on behalf of the Indemnitee, to repay any amounts so advanced if it shall ultimately be determined, by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal, that the Indemnitee is not entitled to be indemnified for such amounts. The Indemnitee's undertaking to repay any such amounts is not required to be secured and shall not bear interest. The Company shall not impose on the Indemnitee additional conditions to advancement or require from the Indemnitee additional undertakings regarding repayment. Each such advancement of Expenses shall be made within 15 calendar days after the receipt by the Secretary of the Company of such written request. The Indemnitee's entitlement to indemnification and advancement of Expenses under this Agreement shall include those incurred in connection with any Proceeding contemplated by Section 11 or 13 or this Section 16 (including the enforcement of this provision) to the fullest extent permitted by applicable law in effect on the Effective Date and as amended to increase the scope of permitted indemnification.

     17. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable for any reason whatsoever, (a) the validity, legality, and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not by themselves invalid, illegal, or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that are not themselves invalid, illegal, or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to the Indemnitee to the fullest enforceable extent.

     18. Directors and Officers Liability Insurance.

          (a) Maintenance of Insurance. So long as the Company or any of its subsidiaries maintains liability insurance for any directors, officers, employees or agents of any such person, the Company shall ensure that the Indemnitee is covered by such insurance in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s and its subsidiaries’ then current directors and officers. If at any date (i) such insurance ceases to cover acts and omissions occurring during all or any part of the period of the Indemnitee’s Corporate Status or (ii) neither the Company nor any of its subsidiaries maintains any such insurance, the Company shall ensure that the Indemnitee is covered, with respect to acts and omissions prior to such date, for at least six years (or such shorter period as is available on commercially reasonable terms) from such date, by other directors and officers liability insurance, in amounts and on terms (including the portion of the period of the Indemnitee’s Corporate Status covered) no less favorable to the Indemnitee than the amounts and terms of the liability insurance maintained by the Company on the date hereof.

          (b) Notice to Insurers. Upon receipt of notice of a Proceeding pursuant to Section 15, the Company shall give or cause to be given prompt notice of such Proceeding to all insurers providing liability insurance in accordance with the procedures set forth in all applicable or potentially applicable policies. The Company shall thereafter take all necessary action to cause such insurers to pay all amounts payable in accordance with the terms of such policies.

     19. Headings; References; Pronouns. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the singular or plural as appropriate.

     20. Other Provisions.

          (a) The Company shall not seek or agree to any order of any court or other governmental authority that would prohibit or otherwise interfere, and shall not take or fail to take any other action if such action or failure would reasonably be expected to have the effect of prohibiting or otherwise interfering, with the performance of the Company’s indemnification, advancement or other obligations under this Agreement.

          (b) All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service or (iii) on the third business day following the date of mailing if delivered by domestic registered or certified mail, properly addressed, or on the fifth business day following the date of mailing if sent by airmail from a country outside of North America, to the Indemnitee at the address shown on the signature page of this Agreement, to the Company at the address shown on the signature page of this Agreement, or in either case as subsequently modified by written notice.

          (c) This Agreement and all disputes or controversies arising out of or related to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of conflicts of laws principles of the State of Delaware. The Company and the Indemnitee each hereby irrevocably consents to the jurisdiction of the state courts of the State of Delaware for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

          (d) This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

          (e) This Agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if the Indemnitee is an officer of the Company, the Indemnitee specifically acknowledges that the Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between the Indemnitee and the Company or by Company policy.

          (f) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

          (g) This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each party. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power.

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     IN WITNESS WHEREOF, the Company and the Indemnitee have caused this Agreement to be executed as of the date first written above.

THE CLOROX COMPANY

By:
Name:
Title:

Address:

INDEMNITEE

Address: